                                                                    EXHIBIT 31.1

                                  CERTIFICATION

I, Martin E. Franklin, certify that:

1.            I have reviewed this Amendment No. 2 to the Annual Report on Form
              10-K/A of Jarden Corporation;

2.            Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the
              circumstances under which such statements were made, not
              misleading with respect to the period covered by this report;

3.            Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of
              operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.            The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and
              procedures (as defined in Exchange Act Rules 13a-15(e) and
              15d-15(e)) and internal control over financial supporting (as defined in Exchange Act Rules 139-15(f) and 14d-16(f)) for the
              registrant and have:

                a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities,
                   particularly during the period in which this report is being prepared;

                b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable
                   assurance regarding the reliability of financial reporting and the preparation of financial statements for external
                   purposes in accordance with generally accepted accounting
                   principles;

                c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our
                   conclusions about the effectiveness of the disclosure
                   controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred
                   during the registrant's most recent fiscal quarter (the
                   registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.            The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's independent auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial
                   reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                b) any fraud, whether or not material, that involves management or other employees who have a significant role in the
                   registrant's internal control over financial reporting.

Date: May 16, 2005

                                                /s/ Martin E. Franklin
                                                ----------------------

                                                Martin E. Franklin
                                                Chief Executive Officer